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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  LECG, INC.
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            (Exact name of Registrant as specified in its charter)


            California                                    94-3063119
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


2000 Powell Street
Emeryville, California                                          94608
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(Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

        ----------------------    -------------------------------
         Title of Each Class to        Name of each exchange on
         be so registered               which each class is to be
                                               registered
         Common Stock                    New York Stock Exchange
         $0.001 par value per
         share

Securities to be registered pursuant to Section 12(g) of the Act:

                                None
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                          (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

              Incorporated by reference to page 37 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 16, 1997 and as amended from time to time.

Item 2.   Exhibits
          --------

              The following exhibits are filed as a part of this registration:

              1. Form of Registrant's Common Stock Certificate.*

              2. Amended and Restated Articles of Incorporation of Registrant.**

              3. Amended and Restated Bylaws of Registrant.***
_______________

* Incorporated by reference to Exhibit 4.1 to the Registration Statement. ** Incorporated by reference to Exhibit 3.1 to the Registration Statement. *** Incorporated by reference to Exhibit 3.2 to the Registration Statement.



                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 26, 1997            LECG, INC.,


                                    By: /s/ Thomas M. Jorde
                                       ---------------------------
                                       Thomas M. Jorde
                                       President